SIGNATURE RESOLUTION

RESOLVED, That all of the following officer of Impact Management Investment Trust and any of them, namely the Chairman, Vice President, Secretary and Treasurer, are hereby authorized as signers for the conduct of business for and on behalf of the Funds with the Fifth Third Bank:

Charles R. Clark             Chairman
---------------------------                       ------------------------------

A.J. Elko                    President
---------------------------                       ------------------------------

                             Vice President
---------------------------                       ------------------------------

A.J. Elko                    Treasurer
---------------------------                       ------------------------------

A.J. Elko                    Secretary
---------------------------                       ------------------------------

In addition, the following Assistant Treasurer is authorized to sign on behalf of the Trust for the purpose of effecting securities transactions:

                             Assistant Treasurer
---------------------------                       ------------------------------

The undersigned officers of Impact Management Investment Trust certify that the foregoing is within the parameters of a Resolution adopted by Trustees of the Trust in a meeting held on October 16, 2001, directing and authorizing the preparation of documents and to do everything necessary to effect the Custody Agreement between Impact Management Investment Trust and The Fifth Third Bank.

Impact Management Investment Trust


By:
    -------------------------
Charles R. Clark, Chairman


By:
    -------------------------
A.J. Elko, Secretary

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

                                                         Dated: October 16, 2001

                                    EXHIBIT A
                        TO THE CUSTODY AGREEMENT BETWEEN
                       IMPACT MANAGEMENT INVESTMENT TRUST
                            AND THE FIFTH THIRD BANK

                                October 16, 2001

Name of the Fund
----------------

Impact Total Return Portfolio
IMPACT 25 Fund
IMPACT 25 Variable Fund
Schneider Large Cap Variable Fund

                                        Impact Management Investment Trust

                                        By:
                                            ------------------------------------
                                        A.J. Elko, President

                                        The Fifth Third Bank

                                        By:
                                            ------------------------------------
                                        Christine Skiba, Relationship Manager

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

                                                         Dated: October 16, 2001

                                    EXHIBIT B
                        TO THE CUSTODY AGREEMENT BETWEEN
                       IMPACT MANAGEMENT INVESTMENT TRUST
                            AND THE FIFTH THIRD BANK

                                October 16, 2001

                               AUTHORIZED PERSONS

Set forth below are the names and specimen signatures of the persons authorized by the trust to administer each Custody Account.

Name                                         Signature
----                                         ---------

Charles R. Clark
-----------------------------                -----------------------------------

A.J. Elko
-----------------------------                -----------------------------------


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